UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015 (May 27, 2015)

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (CubeSmart)
Delaware (CubeSmart, L.P.)	001-32324 000-54662	20-1024732 34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 27, 2015, CubeSmart (the “Company”) held its 2015 Annual Meeting of Common Shareholders.  At the Annual Meeting, the Company’s shareholders voted on: (1) the election of eight trustees, (2) a proposal to amend the Company’s current the Declaration of Trust (the “Declaration of Trust”) to increase the number of authorized common shares of beneficial interest (“common shares”) from 200,000,000 to 400,000,000, (3) a proposal to amend the Declaration of Trust to simplify the ownership limitation provisions, (4) a proposal to amend the Declaration of Trust to increase the “Ownership Limit” pertaining to ownership of the common shares from 5.0% to 9.8%, (5) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015, and (6) an advisory vote regarding the compensation of the Company’s named executive officers.  The voting results on these proposals were as follows:

Proposal 1:  Election of eight trustees.

	Votes For	Withheld	Broker Non-Votes
William M. Diefenderfer III	146,122,305	382,322	7,839,180
Piero Bussani	146,124,478	380,149	7,839,180
John W. Fain	146,128,399	376,228	7,839,180
Marianne M. Keler	146,125,929	378,698	7,839,180
Christopher P. Marr	146,125,899	378,728	7,839,180
John F. Remondi	146,128,294	376,333	7,839,180
Jeffrey F. Rogatz	146,125,099	379,528	7,839,180
Deborah R.Salzberg	146,125,186	379,441	7,839,180

Proposal 2:  Proposal to amend the Declaration of Trust to increase the number of authorized common shares from 200,000,000 to 400,000,000.

Votes For	Votes Against	Abstentions
149,536,646	4,774,564	32,597

Proposal 3:  Proposal to amend the Declaration of Trust to simplify the ownership limitation provisions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
146,446,047	43,309	15,271	7,839,180

Proposal 4:  Proposal to amend the Declaration of Trust to increase the “Ownership Limit” pertaining to ownership of the common shares from 5.0% to 9.8%.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,620,898	2,860,754	22,975	7,839,180

Proposal 5: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Votes For	Votes Against	Abstentions
154,038,324	287,870	17,613

Proposal 6:  Advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,469,127	3,012,724	22,776	7,839,180

Item 8.01                                           Other Events.

On May 27, 2015, the shareholders of the Company approved an amendment to the Declaration of Trust to (1) increase the number of authorized common shares of beneficial interest (the “common shares”), (2) to simplify the ownership limitations, and (3) to increase the “Ownership Limit” pertaining to ownership of the common shares from 5.0% to 9.8%. The Articles of Amendment were filed with the Maryland State Department of Assessments and Taxation on May 27, 2015 and became effective on that date.  The Articles of Amendment are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Also on May 27, 2015 and following the filing of the Articles of Amendment referred to above, the Company filed Articles of Restatement of the Declaration of Trust with Maryland State Department of Assessments and Taxation.  The Articles of Restatement merely restate and consolidate, and do not further amend, the Declaration of Trust.  The Articles of Restatement are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.
99.1	Articles of Amendment to the Declaration of Trust

99.2	Articles of Restatement of the Declaration of Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: May 28, 2015

	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

	By:	CUBESMART, its general partner

Date: May 28, 2015

	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Articles of Amendment to the Declaration of Trust

99.2	Articles of Restatement of the Declaration of Trust